Investment in unconsolidated subsidiary	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Investment in unconsolidated subsidiary
Investment in unconsolidated subsidiary
Effective July 1, 2013, the Company jointly purchased Global Tubing, LLC ("Global Tubing") with an equal partner, with management retaining a small interest. Global Tubing is a Dayton, Texas based provider of coiled tubing strings and related services. The Company's equity investment is reported in the Production & Infrastructure segment and is accounted for using the equity method of accounting. As Global Tubing's products are complementary to the Company’s well intervention and stimulation products and the investment's business is integral to the Company's operations, the earnings from the equity investment are included within operating income. As part of the purchase, the Company paid $112.2 million to purchase all of the shares of ARC Global Tubing, L.P., the only asset of ARC Global Tubing, L.P. being its interest in Global Tubing. Our partner purchased the remaining interest in Global Tubing, not directly retained by management. In conjunction with the purchase, the joint venture made distributions to the new owners from borrowed funds. The Company received a disproportionate share totaling $64.2 million, making each partner's net investment $48.0 million. The investment in the unconsolidated subsidiary was increased at the time of purchase by approximately $10.9 million to record a deferred tax liability, causing the gross investment recorded to equal $58.9 million. This deferred tax liability is related to the difference between our investment in the unconsolidated subsidiary for financial reporting purposes and our outside tax basis in the limited liability company. Since the initial investment, the Company recorded $7.3 million of earnings and distributions of $5.9 million for the six months ended December 31, 2013, and therefore, the investment was $60.3 million at December 31, 2013.